SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.                  )

Filed by the Registrant   [ X ]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement         [  ]  Confidential.  For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[ X]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Bridge View Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

      (2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

      (4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________

      (5) Total fee paid:

________________________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

________________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously paid:

______________________________________________________________________________

      (2) Form, Schedule or Registration Statement no.:

______________________________________________________________________________

      (3) Filing Party:

______________________________________________________________________________

      (4) Date Filed:

______________________________________________________________________________

BRIDGE VIEW BANCORP
457 SYLVAN AVENUE
ENGLEWOOD CLIFFS, NEW JERSEY 07632
                                                                  April 21, 1997

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Bridge View Bancorp (the "Company"), the holding company for Bridge View Bank (the "Bank"), to be held on May 15, 1997 at 3:00 p.m. at the Marriott at Glenpointe Hotel, 100 Frank W. Burr Boulevard, Teaneck, New Jersey 07666.

      At the Annual Meeting stockholders will be asked to consider and vote upon
(1) the election of eight directors; and (2) certain amendments to the Company's Certificate of Incorporation to (a) classify the Board of Directors into three classes, and (b) prevent removal of directors by stockholders without cause.

      The Board of Directors of the Company believes that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

      YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

                                     Very truly yours,


                                     Albert F. Buzzetti
                                     President and Chief
                                     Executive Officer

                               BRIDGE VIEW BANCORP
                                457 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 15, 1997

      Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Bridge View Bancorp (the "Company") will be held at the Marriott at Glenpointe Hotel, 100 Frank W. Burr Boulevard, Teaneck, New Jersey 07666, on May 15, 1997, at 3:00 p.m. for the purpose of considering and voting upon the following matters:

      1. The election of eight (8) persons named in the accompanying Proxy Statement to serve as directors of the Company;

      2. Amendments to the Company's Certificate of Incorporation to (a) classify the Board of Directors into three classes; and (b) prevent removal of directors by stockholders without cause.

      3.    Such other business as shall properly come before the Annual
            Meeting.

      Stockholders of record at the close of business on April 15, 1997 are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

                                    By Order of the Board of Directors


                                    Albert F. Buzzetti
April 21, 1997                      President and Chief
                                    Executive Officer

                    IMPORTANT-PLEASE MAIL YOUR PROXY PROMPTLY

                               BRIDGE VIEW BANCORP
                                457 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07432

                           ---------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 1997

                           ---------------------------

SOLICITATION AND VOTING OF PROXIES

      This Proxy Statement is being furnished to stockholders of Bridge View Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on May 15, 1997, at 3:00 p.m., at the Marriott at Glenpointe Hotel, 100 Frank W. Burr Boulevard, Teaneck, New Jersey 07666 and at any adjournments thereof. The 1996 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1996, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about April 21, 1997.

      Regardless of the number of shares of common stock owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND "FOR" THE RATIFICATION OF EACH OF THE OTHER SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT.

      Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

      A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 457 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, Attn: Ms. Michele Albino. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

      The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

      The securities which may be voted at the Annual Meeting consist of shares of common stock, no par value, of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

      The close of business on April 15, 1997, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,175,059 shares.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the matters being proposed for stockholder action set forth in Proposal 2, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. Under New Jersey law, the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to approve Proposal 2. Abstentions and broker non-votes do not count as votes cast under New Jersey law, and so will have no effect.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

      The Company's Certificate of Incorporation and its Bylaws authorize a minimum of one and a maximum of twenty-five directors but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at eight (8).

      Directors will be elected to serve for a term of one year and until their successors are duly elected and qualified; provided, however, that in the event Proposal 2 is approved by the stockholders of the Company, the term for each director shall become the term set forth under Proposal 2 and until their successors are then duly elected and qualified.

      If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES.

      The following table sets forth, the names of the nominees for election, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank.

NAME, AGE AND POSITION WITH          PRINCIPAL OCCUPATIONS DURING                         DIRECTOR
THE COMPANY                          PAST FIVE YEARS                                      SINCE (1)
---------------------------          ----------------------------                         ---------
Albert F. Buzzetti, 57, President    President and Chief Executive Officer of the Bank      1988
and Chief Executive Officer,
Director

Gerald A. Calabrese, Jr., 46,        President, Century 21 Calabrese Realty and             1988
Director                             Chairman and Chief Executive Officer,
                                     Metropolitan Mortgage Company

Glenn L. Creamer, 44, Director       Treasurer and Safety Director, J. Fletcher Creamer     1988
                                     & Son, Inc. (Construction)

Bernard Mann, 67, Director           President and Chief Executive Officer, Carolace        1988
                                     Industries (Textiles)

Mark Metzger, 55, Director           Managing Director, BEM Management, Inc.                1988
                                     (Equity Investment Fund)

Jeremiah F. O'Connor, Jr., 40,       President, AtHome Medical, Inc. (Supplier of           1988
Director                             Medical Equipment)

Joseph C. Parisi, 71, Chairman of    President and Chief Executive Officer, Otterstedt      1988
the Board                            Insurance Agency

John A. Schepisi, 52, Vice           Senior Partner, Schepisi & McLaughlin (Attorneys)      1988
Chairman

----------
(1)   Includes prior service on Board of Directors of the Bank.

      No director of the Company is also a director of any other company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

BOARD OF DIRECTORS' MEETINGS; COMMITTEES OF THE BOARD

      The Board of Directors of the Company held 17 meetings during 1996. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require. All of the directors of the Company attended at least 76% of the total number of Board meetings held and committee meetings held during 1996.

      AUDIT COMMITTEE. The Company and the Bank have a standing Audit Committee of the Board of Directors. This committee arranges for the Bank's directors' examinations through its independent certified public accountant, reviews and evaluates the recommendations of the directors' examinations, receives all reports of examination of the Company and the Bank by appropriate regulatory agencies, analyzes such regulatory reports, and reports to the Board the results of its analysis of the regulatory reports. This committee also receives reports directly from the Company's independent auditors and recommends any action to be taken in connection therewith. The Audit Committee met four times during 1996. The Audit Committee consisted during 1996 of Directors Bernard Mann (Chairman), Glenn L. Creamer, Joseph C. Parisi (ex officio) and John A. Schepisi (ex officio).

      PERSONNEL COMMITTEE. The Company maintains a Personnel Committee which sets the compensation for the executive officers of the Company and provides oversight on officer hiring. In 1996, the Committee consisted of Directors Jeremiah F. O'Connor, Jr. (Chairman), Gerald A. Calabrese, Glenn L. Creamer, Albert F. Buzzetti (ex officio), Joseph C. Parisi (ex officio) and John A. Schepisi (ex officio) and met twice.

      NOMINATING COMMITTEE. The Company does not maintain a separate Nominating Committee. Instead, the entire Board of Directors acts as a Nominating Committee and selects the Company's Board's nominees to stand for election to the Board of Directors at the Annual Meeting.

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Directors of the Company, other than full-time employees of the Company, receive fees of $500 per Board meeting attended and $250 per committee meeting attended.

      STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS. The Company maintains a Stock Option Plan for Non-Employee Directors (the "Non-Employee Plan"). Under the Non-Employee Plan, 57,557 shares of Common Stock have been reserved for issuance. Non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate may participate in the Non-Employee Plan. Under the Non-Employee Plan, each current non-employee member of the Board of Directors has received options to purchase 7,456 shares of Common Stock at exercise prices ranging from $9.25 to $9.975, 100% of the fair market value on the date such options were granted.

STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

      The following table sets forth information concerning the beneficial ownership of the Common Stock, no par value, as of December 31, 1996, by (i) each person who is know by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company for described in this Proxy Statement under the caption "Executive Compensation" and (iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of 5% of the outstanding Common Stock.

                                        NUMBER OF SHARES             PERCENT
   NAME OF BENEFICIAL OWNER          BENEFICIALLY OWNED (1)          OF CLASS
   ------------------------          ----------------------          --------

Albert F. Buzzetti(2)                         34,172                   3.20%

Gerald A. Calabrese, Jr.(3)                   40,046                   3.79%

Glenn L. Creamer(4)                           17,038                   1.61%

Bernard Mann(5)                               48,100                   4.56%

Mark Metzger(6)                               64,054                   6.07%

Jeremiah F. O'Connor, Jr.(7)                  40,562                   3.84%

Joseph C. Parisi(8)                           43,920                   4.16%

John A. Schepisi(9)                           70,856                   6.74%

DIRECTORS AND EXECUTIVE
OFFICERS AS A GROUP (8 PERSONS)              358,748                  34.13%

----------
(1) Beneficially owned shares include shares over which the named person exercised either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person, or (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the dividend reinvestment plan.
(2) Includes 2,028 shares owned by Mr. Buzzetti's wife. Mr. Buzzetti disclaims beneficial ownership of the shares owned by his wife and of shares owned by other family members. Includes an aggregate of 20,012 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.
(3) Includes 1,738 shares owned by Mr. Calabrese's minor children. Mr. Calabrese disclaims any beneficial ownership of shares owned by other family members who are not dependents. Includes an aggregate of 7,456 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.
(4) Mr. Creamer disclaims any beneficial ownership of shares owned by family members who are not dependents. Includes an aggregate of 7,456 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.
(5) Includes 14,038 shares owned by Mr. Mann's wife. Mr. Mann disclaims any beneficial ownership of shares owned by his wife as well as shares by other family members. Includes an aggregate of 7,456 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.
(6) Includes 578 shares owned by Mr. Metzger's wife and 350 shares owned by the Metzger Family Partnership of which he is trustee. Mr. Metzger disclaims beneficial ownership of shares owned by his wife and of any other shares held by emancipated members of his family. Includes an aggregate of 7,456 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.
(7) Includes 346 shares owned by Mr. O'Connor's wife, 2,706 shares owned by Mr. O'Connor's dependent children, and 6,458 shares held by the AtHome Medical Pension Plan. Mr. O'Connor disclaims beneficial ownership of shares owned by his wife and of any shares held by emancipated family members. Includes an aggregate of 7,456 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.
(8) Includes 26,692 shares owned jointly by Mr. Parisi and his wife. Mr. Parisi disclaims beneficial ownership of any shares owned by emancipated family members. Includes an aggregate of 7,456 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty
      (60) days.
(9) Includes 2,316 shares owned by Mr. Schepisi's wife, and 5,980 shares owned by Homaro Co., a partnership which Mr. Schepisi manages but with regard to which he disclaims beneficial interest. Mr. Schepisi disclaims beneficial ownership of any shares owned by his wife or by any emancipated family members. Includes an aggregate of 7,456 shares purchasable pursuant to options which are presently exercisable or exercisable within sixty (60) days.

                             EXECUTIVE COMPENSATION

                EXECUTIVE COMPENSATION AND ALL OTHER COMPENSATION

      The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four (4) most highly compensated executive officers whose individual remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                         CASH AND CASH EQUIVALENT FORMS
                                 OF REMUNERATION

                               Annual Compensation

                                                              Other
                                                              Annual        Award          Payouts
                                       Salary     Bonus    Compensation
Name and Principal Position    Year      ($)       ($)       ($)(1)       Securities    LTIP     All Other
                                                                          Underlying   Payouts    Compen-
                                                                          Options/     ($)(2)     sation
                                                                            SARs                   ($)
                                                                             (#)
Albert F. Buzzetti, President  1996   $160,000   $   0       $ 2,700        5,000       None          0
  and CEO
                               1995    160,000    15,000       2,700        5,000       None          0

                               1994    140,000    15,000       2,700        2,500       None          0

----------
(1) Other annual compensation includes the estimated personal benefit of use of Company-leased automobiles.
(2) For fiscal year 1996, 1995 and 1994, the Company had no long-term incentive plans in existence, and therefore made no payouts for awards under such plans.

      EMPLOYEE STOCK OPTION PLAN. The Company maintains the 1994 Employee Stock Option Plan (the "Employee Plan"). Under the Employee Plan, 57,557 shares of Common Stock have been reserved for issuance. Employees of the Company, the Bank and any subsidiaries which the Company may incorporate or acquire are eligible to participate in the Employee Plan if such employees have a title of at least vice president. The Compensation Committee manages the Employee Plan and selects participants from the eligible employees. No option granted under the Employee Plan may be exercised more than 10 years after the date of its grant. The purchase price for shares of Common Stock subject to options under the Plan may not be less than 100% of the fair market value on the date such option is granted.

                 The following table lists all grants of options
                         to executive officers in 1996.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)
                               (Individual Grants)

                                INDIVIDUAL GRANTS

                       NUMBER OF         % OF TOTAL
                       SECURITIES       OPTIONS/SARS      EXERCISE                 PRESENT VALUE
                       UNDERLYING        GRANTED TO        OR BASE                 OF GRANT ON
                      OPTIONS/SARS      EMPLOYEES IN       PRICE      EXPIRATION     DATE OF
      NAME            GRANTED (#)(2)     FISCAL YEAR       ($/SH)        DATE        GRANT (3)
      ----            --------------   --------------     --------    ----------   -------------
Albert F. Buzzetti         4,000           76.2%           $10.08        2006         $5,960

----------
(1)   No SARs were awarded during fiscal 1996.
(2) These awards were made pursuant to the Employee Plan. Under the Employee Plan, the option price must be not less than 100% of the fair market value of the Company's Common Stock on the date the option is granted. Individuals employees to whom options will be granted under the Employee Plan are selected by the Benefits Committee of the Board of Directors. The Benefits Committee has the authority to determine the terms and conditions of options granted under the Plan and the exercise price there for, which may be no less than the fair market value of the common stock.
(3) The present value of options granted during 1996 was calculated using the Black Scholes option pricing model using the following assumptions: expected dividend yield of 3.06%, risk free increase rate of 6.3%, and an expected life of 5 years.

      The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. No stock options were exercised by such executive officers during 1996:

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES

                                                                             VALUE OF UNEXERCISED IN-
                                                    NUMBER OF SECURITIES     THE-MONEY OPTIONS/SARS
                                                    UNDERLYING UNEXERCISED   AT FY-END ($) (BASED ON
                                        VALUE       OPTIONS/SARS AT FY-END   $23.00 PER SHARE)
                      SHARES ACQUIRED   REALIZED    (#) EXERCISABLE/         EXERCISABLE/
      NAME            ON EXERCISE (#)      $        UNEXERCISABLE            UNEXERCISABLE
      ----            ---------------   --------    ----------------------   -----------------------
Albert F. Buzzetti           0             0           20,012/0                  $281,181/$0

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

      By Board policy, the Company does not extend credit to any director of officer or their affiliates or immediate family members.

      Director Bernard Mann is a 30% partner in Three R Realty Associates, a partnership which owns the land at 457 Sylvan Avenue, Englewood Cliffs, New Jersey which is leased by the Company. In approving this lease, the Board conducted an independent appraisal to determine that the terms of the lease were fair to the Company. The Company intends to exercise its option to purchase the land in October, 1998. Lease payments to Three R Realty Associates totaled $315,770 in 1996.

      The firm of Schepisi & McLaughlin, Attorneys at Law, have acted as the Company's general counsel since April 1995. John A. Schepisi, the firm's Senior Partner, is Vice Chairman of the Company's Board. During 1996, the Company paid legal fees totaling $28,190 to Schepisi & McLaughlin, of which $9,446 resulted from a successful tax appeal on the Company's leased property.

      The Company's Blanket Bond insurance policy as well as other policies have been placed with various insurance carriers by the Otterstedt Agency of which the Company's Board Chairman, Joseph C. Parisi, is Chief Executive Officer. Gross insurance premiums in 1996 totaled $46,950.

      Residential appraisals on the Company's home equity lines of credit are conducted at the expense of the Company. Certain of those appraisals were conducted by Gerald A. Calabrese, Jr., a state-licensed appraiser, who is a Director of the Company. The cost of 1996 appraisals was $40,650.

RECOMMENDATION AND VOTE REQUIRED

      Nominees will be elected by a plurality of the shares voting at the Annual Meeting. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ITS NOMINEES FOR THE BOARD OF DIRECTORS.

                      PROPOSAL 2. APPROVAL OF AMENDMENTS TO
                      CERTIFICATE OF INCORPORATION ADOPTING
                        CERTAIN ANTI-TAKEOVER PROVISIONS

OVERVIEW OF THE AMENDMENTS

      The Board of Directors has unanimously approved and recommended that the stockholders of the Company approve certain proposed amendments to the Company's Certificate of Incorporation (the "Amendments"). The Amendments are discussed in detail below. In general, the Amendments provide (i) for a classified board of directors providing for three separate classes of directors, one class to be elected each year and (ii) that stockholders may not remove directors without cause, as defined in the Amendments.

      In forming the Bank, the members of the Board of Directors envisioned a community-based institution which would serve the local communities surrounding its branches, while also providing a return to its stockholders. The Board of Directors has viewed with increasing concern the accelerating pace of consolidation in the banking industry, especially within New Jersey, as local, community-based institutions are purchased by multi-state bank holding companies, frequently headquartered outside of New Jersey. The Board believes that this consolidation and geographic dislocation have caused a reduction in the commitment of these institutions to their local community. The Board has also noted certain tactics employed by certain investors, including the accumulation of substantial holdings of common stock and proxy fights designed to force the Board of Directors to sell an institution, regardless of its long term business plan and prospects or service to its communities. The Board considers these tactics to be highly disruptive to a company, and considers the aim of these tactics to require a Board of Directors to satisfy short term investment objectives of certain investors while ignoring the long-term prospects of the institution and the communities served by the institution. The Amendments are being submitted for stockholder approval in response to these activities. In addition, with the recent listing of the Company's Common Stock on the American Stock Exchange, the Board believes that the Company could become more vulnerable to these type of activities in the future.

      A classified Board, together with the removal of directors only for cause, will, by making it more time-consuming for a substantial stockholder or stockholders to gain control of the Board or the Company without the consent of the incumbent Board, ensure some continuity of management of the business and affairs of the Company and provide the Board with sufficient time to review any proposal from the substantial stockholders.

      The Amendments are not being recommended in response to any specific effort of which the Company is aware to accumulate the Common Stock or to obtain control of the Company but rather are being recommended to assure fair treatment of the Company's stockholders in takeover situations and in light of the listing of the Company's Common Stock on the American Stock Exchange. The Board has no present intention of soliciting a stockholder vote on any other proposals relating to a possible takeover of the Company.

      The Amendments are being presented to stockholders of the Company for their approval as a single proposal. As more fully described below, the Board of Directors believes that the Amendments will effectively reduce the possibility that a third party could effect a sudden change in the majority control of the Board of Directors without the support of the incumbent directors. However, the Amendments may have significant effects on the ability of stockholders of the Company to effect immediate changes in the composition of the Board of Directors and otherwise to exercise their voting power to affect the composition of the Board. Accordingly, stockholders are urged to read carefully the following portions of this section of the Proxy Statement and the relevant portions of Exhibit A hereto, which sets forth the full text of the Amendments, before voting on the Amendments.

PURPOSE AND EFFECT OF THE AMENDMENTS

      The Amendments are designed to make it more time-consuming to change majority control of the Board without its consent, and thus reduce the vulnerability of the Company to an unsolicited takeover proposal or to an unsolicited proposal for the restructuring or sale of all or part of the Company. The Board believes that the Amendments will serve to encourage any person intending to attempt such a takeover to negotiate with the Board, and that the Board will therefore be better able to protect the interests of the stockholders and other communities served by the Company.

      The Board believes that if a third party acquired a significant or controlling interest in the Common Stock, the purchaser's ability to remove the entire Board without its consent would severely curtail the Company's ability to negotiate effectively with the purchaser. The threat of removal would deprive the Board of the time and information necessary to evaluate any takeover proposal, to study alterative proposals, including whether the Company should remain as an independent community orientated institution and to help ensure that the best price would be obtained in any transaction involving the Company which might ultimately be undertaken. If the real purpose of the purchases was to enable the purchaser to make or threaten a takeover bid to force the Company to repurchase the purchaser's accumulated stock interest at a premium price, the Company would face the risk that if it did not do so its business and management would be disrupted, perhaps irreparably. Conversely, such a repurchase would divert valuable corporate resources to the benefit of a single stockholder.

      Takeovers or changes in the board of directors of a company which are proposed and effected without prior consultation and negotiation with a company are not necessarily detrimental to that company and its stockholders. However, the Board feels that the benefits of seeking to protect the Company's ability to negotiate with the proponent of an unfriendly or unsolicited proposal to effect a partial takeover of, or restructure, the Company, through directors who have been previously elected by the stockholders as a whole and are familiar with the Company, outweigh the disadvantages of discouraging such proposals.

      The Amendments will make more difficult or discourage a proxy contest or the assumption of control by the holder of a substantial block of the Common Stock or the removal of the incumbent Board, and could thus increase the likelihood that incumbent directors will retain their positions. The classification of the Board pursuant to the Amendments will result in an increase in the number of annual meetings necessary to effect a change in a majority of the Board of Directors, whether or not a change in control of the Company has occurred.

      The Amendments could have the effect of discouraging a third party from making a partial tender offer (including an offer at a substantial premium over the then-prevailing market value of the Common Stock) or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its stockholders. In addition, since the Amendments are designed to discourage accumulations of large blocks of the Common Stock by purchasers whose objective is to change control of the Company, adoption of the Amendments could tend to reduce any temporary fluctuations in the market price of the Common Stock which are caused by such accumulations. Accordingly, stockholders could be deprived of ceratin opportunities to sell their stock at a temporarily higher market price. The Amendments may also discourage or make more difficult or expensive a proxy contest or merger involving the Company or a tender offer, open market purchase program or other purchases of Common Stock which a majority of stockholders may deem to be in their best interests or which may give stockholders the opportunity to realize a premium over the prevailing market price of their stock.

SUMMARY OF THE AMENDMENTS

      CLASSIFIED BOARD OF DIRECTORS. The Company's Bylaws currently provide that directors are to be elected at each annual meeting. Neither the Company's Bylaws nor its Certificate of Incorporation specify the term of service of directors. New Jersey law provides that a corporation may provide in its certificate of incorporation for the classification of directors based upon the time for which each director shall hold office. The terms of classified directors may not be shorter than one year or longer than five years under New Jersey law.

      The proposed amendment to Article III of the Certificate of Incorporation provides that directors will be classified into three classes, as nearly equal in number as possible, with the term of office of one class expiring each year. One class of directors, consisting of Directors Buzzetti and O'Connor, would hold office initially for a term expiring at the 1998 annual meeting; a second class of directors, consisting of Directors Calabrese, Creamer and Mann, would hold office initially for a term expiring at the 1999 annual meeting; and third class of directors, consisting of Directors Metzger, Parisi and Schepisi, would hold office initially for a term expiring at the 2000 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified.

      The proposed classified board amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by stockholders holding a plurality of votes cast at a single annual meeting. If the Company implements a classified board of directors, it will take at least two annual meetings for a majority of stockholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

      REMOVAL OF DIRECTORS FOR CAUSE. New Jersey law states that directors may be removed without cause by an affirmative vote of a majority of stockholders unless a corporation's certificate of incorporation provides otherwise. The Company's Certificate of Incorporation currently does not prohibit stockholder removal of directors without cause. The proposed amendment to Article III of the Certificate of Incorporation would deny stockholders the right to remove a director without cause. According to the amendment, stockholders may only vote to remove a director for cause which is demonstrated if the director (i) is convicted of a felony; (ii) is declared by court order to be of unsound mind; or
(iii) has been shown by clear and convincing evidence to have acted in bad faith to produce a gross abuse of trust.

      One effect of the proposed amendment may be to make it more difficult for holders of a majority of shares of Common Stock to remove directors, should they deem it to be in their best interest to do so. In conjunction with the proposed classified board amendment, this amendment should render more difficult, and may discourage, an attempt to acquire control of the Company without the approval of the Board and the Company's management. The proposed amendment will make it impossible for someone who acquires voting control of the Company immediately to remove the incumbent directors who may oppose such person and to replace them with more friendly directors, and will instead require such a person to demonstrate cause for removal of an incumbent director or replace incumbent directors as their terms expire over a period of up to three years.

      Stockholders should also recognize that this amendment will also make more difficult the removal of a director in circumstances which do not constitute a takeover attempt and where an ultimate change in the incumbent board might be desired by a majority of stockholders without a showing of cause.

RECOMMENDATION AND VOTE REQUIRED

      In order for the Amendments to be approved, the affirmative vote of a majority of the shares of Common Stock entitled to be cast at the Annual Meeting is required.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" APPROVAL OF THE AMENDMENTS.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENTS.

                              INDEPENDENT AUDITORS

      The Company's and the Bank's independent auditors for the fiscal year ended December 31, 1996 were KPMG Peat Marwick LLP and the Company's Board of Directors has appointed KPMG Peat Marwick LLP to continue as independent auditors for the Company and the Bank for the year ending December 31, 1997.

                          COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended December 31, 1996, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met, except that Mr. O'Connor filed a late Form 4 regarding a sale of Common Stock in December, 1996.

                              STOCKHOLDER PROPOSALS

      Proposals of stockholders to be included in the Company's 1998 proxy material must be received by the Secretary of the Company no later than December 1, 1997.

                                  OTHER MATTERS

      The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

                                                                       EXHIBIT A

Article III of Bridge View Bancorp's Certificate of Incorporation, as amended, will read as follows:

                                   ARTICLE III
               INITIAL BOARD OF DIRECTORS AND NUMBER OF DIRECTORS

      (a) The number of directors shall be governed by the By-laws of the Corporation. The number of directors constituting the initial Board of Directors shall be eight (8). The names and addresses of the initial Board of Directors are as follows:

      NAME                                      ADDRESS
      ----                                      -------

Albert F. Buzzetti                       c/o Bridge View Bank
                                         457 Sylvan Avenue
                                         Englewood Cliffs, NJ 07632

Gerald A. Calabrese, Jr.                 c/o Bridge View Bank
                                         457 Sylvan Avenue
                                         Englewood Cliffs, NJ 07632

Glenn L. Creamer                         c/o Bridge View Bank
                                         457 Sylvan Avenue
                                         Englewood Cliffs, NJ 07632

Bernard Mann                             c/o Bridge View Bank
                                         457 Sylvan Avenue
                                         Englewood Cliffs, NJ 07632

Mark Metzger                             c/o Bridge View Bank
                                         457 Sylvan Avenue
                                         Englewood Cliffs, NJ 07632

Jeremiah F. O'Connor, Jr.                c/o Bridge View Bank
                                         457 Sylvan Avenue
                                         Englewood Cliffs, NJ 07632

Joseph L. Parisi                         c/o Bridge View Bank
                                         457 Sylvan Avenue
                                         Englewood Cliffs, NJ 07632

John A. Schepisi                         c/o Bridge View Bank
                                         457 Sylvan Avenue
                                         Englewood Cliffs, NJ 07632

      (b) The Board of Directors shall be divided into three (3) classes, as nearly identical in number as the then total number of directors constituting the entire board permits, with the term of office of one class expiring each year. The term of each class of directors initially shall be the term approved for each such class by the stockholders approving this amendment to the Corporation's certificate of incorporation. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. At each annual meeting of stockholders the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

      (c) None of the present or future directors of the Corporation may be removed without cause by the shareholders of the Corporation. The term "cause" as used herein is defined to mean (i) conviction of the director of a felony;
(ii) declaration by order of a court that the director is of unsound mind; or
(iii) gross abuse of trust which is proven by clear and convincing evidence to have been committed in bad faith. The Board of Directors shall have the power to remove directors and to suspend directors pending a final determination that cause exists for removal.

                               BRIDGE VIEW BANCORP
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints the Board of Directors or any survivor thereof to vote all of the shares of BRIDGE VIEW BANCORP (the "Company") standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the Marriott at Glenpointe Hotel, 100 Frank W. Burr Boulevard, Teaneck, New Jersey, on May 15, 1997, at 3:00 P.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

            THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR (1) MANAGEMENT'S NOMINEES TO THE BOARD OF DIRECTORS AND (2) APPROVAL OF CERTAIN PROPOSED AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO (A) CLASSIFY THE BOARD OF DIRECTORS INTO THREE CLASSES, AND (B) PREVENT REMOVAL OF DIRECTORS BY STOCKHOLDERS WITHOUT CAUSE.

            The Board of Directors recommends a vote FOR approval of (1) management's nominees to the Board of Directors and (2) approval of certain proposed amendments to the Company's Certificate of Incorporation to (a) classify the Board of Directors into three classes, and (b) prevent removal of directors by stockholders without cause.

            1. Election of the following eight (8) nominees to serve as directors of the Company: Albert F. Buzzetti, Gerald A. Calabrese, Jr., Glenn L. Creamer, Bernard Mann, Mark Metzger, Jeremiah F. O'Connor, Jr., Joseph C. Parisi, and John A. Schepisi.

                  |_| FOR ALL NOMINEES

                  TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME ON THE LINE
                  BELOW:

                  _____________________________________________

                  |_| WITHHOLD AUTHORITY FOR ALL NOMINEES

            2. Approval of Proposal 2, the proposed amendments to the Company's Certificate of Incorporation to (a) classify the Board of Directors into three classes, and (b) prevent removal of directors by stockholders without cause, as more fully described in the accompanying Proxy Statement.

                  |_| FOR

                  |_| AGAINST

                  |_| ABSTAIN

            3. In their discretion, such other business as may properly come before the meeting.


Dated: _________, 1997.             ______________________________
                                    Signature


                                    ______________________________
                                    Signature

                                    (Please sign exactly as your name appears.
                                    When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

                                          PLEASE DATE, SIGN AND RETURN
                                          THIS PROXY IN THE ENCLOSED
                                          RETURN ENVELOPE.


                                       -2-